Fee Cap/Fee Waiver Agreement

                          FEE CAP/FEE WAIVER AGREEMENT
                              AMENDED AND RESTATED

This Agreement, dated Oct. 1, 2005, as amended and restated September 14, 2009, is between each of the investment companies (each a "Registrant"), on behalf of its underlying series funds, as listed in Schedule A (the term "FUND" is used to refer to either the Registrant or the series as context requires), and RiverSource Investments, LLC, in its capacity as investment manager of the Funds, Ameriprise Financial, Inc, in its capacity as administrator of the Funds, RiverSource Service Corporation, in its capacity as transfer agent of the Funds, and RiverSource Fund Distributors, Inc. and RiverSource Distributors, Inc, in their capacity as principal underwriters and distributors of the Funds (collectively referred to as the "SERVICE PROVIDERS"). Under this Agreement, the Service Providers hereby agree to waive all or a portion of the fees they earn and/or cap or reimburse expenses of each Fund incurred in connection with the services they provide to the Funds, in an amount equal to the amount by which the Fund's total operating expense, before giving effect to any applicable performance incentive adjustment (excluding foreign transaction taxes, income paid to brokers related to securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and interest expenses, transaction or brokerage fees, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and certain other expenses as may be approved by the Funds' Board of Directors/Trustees) exceed the thresholds set forth in the attached Schedule B ("FEE CAPS") for any particular Fund, and the Fund hereby agrees to such Fee Caps.

     1. FEE CAPS/FEE WAIVERS. Any allocation of fee waivers and expenses reimbursements among the Service Providers in order to meet the Fee Caps will be determined by the Service Providers.

     2. TERMINATION. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund's Board of Directors/Trustees.

The Service Providers acknowledge that they (1) shall not be entitled to collect on, or make a claim for, waived fees at any time in the future, and (2) shall not be entitled to collect on, or make a claim for, reimbursed Fund expenses at any time in the future.

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Fee Cap/Fee Waiver Agreement

IN WITNESS WHEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

RIVERSOURCE BOND SERIES, INC.
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
RIVERSOURCE DIMENSIONS SERIES, INC.
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
RIVERSOURCE EQUITY SERIES, INC.
RIVERSOURCE GLOBAL SERIES, INC.
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
RIVERSOURCE GOVERNMENT MONEY MARKET FUND, INC.
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
RIVERSOURCE INCOME SERIES, INC.
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
RIVERSOURCE INTERNATIONAL SERIES, INC.
RIVERSOURCE INVESTMENT SERIES, INC.
RIVERSOURCE LARGE CAP SERIES, INC.
RIVERSOURCE MANAGERS SERIES, INC.
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
RIVERSOURCE MONEY MARKET SERIES, INC.
RIVERSOURCE SECTOR SERIES, INC.
RIVERSOURCE SELECTED SERIES, INC.
RIVERSOURCE SERIES TRUST
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
RIVERSOURCE STRATEGY SERIES, INC.
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
RIVERSOURCE TAX-EXEMPT SERIES, INC.
SELIGMAN CAPITAL FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
SELIGMAN GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
SELIGMAN MUNICIPAL FUND SERIES, INC.
SELIGMAN MUNICIPAL SERIES TRUST
SELIGMAN PORTFOLIOS, INC.
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
SELIGMAN VALUE FUND SERIES, INC.


By: /s/ Patrick T. Bannigan
    ---------------------------------
    Patrick T. Bannigan
    President


AMERIPRISE FINANCIAL, INC.


By: /s/ William F. Truscott
    ---------------------------------
    William F. Truscott
    President - U.S. Asset Management
    and Chief Investment Officer


RIVEROURCE FUND DISTRIBUTORS, INC.


By: /s/ William F. Truscott
    ---------------------------------
    William F. Truscott
    Chairman of the Board and Chief
    Executive Officer


RIVERSOURCE INVESTMENTS, LLC.


By: /s/ William F. Truscott
    ------------------------------------
    William F. Truscott
    President and Chief Investment
    Officer


RIVEROURCE SERVICE CORPORATION


By: /s/ Lyn Kephart-Strong
    ------------------------------------
    Lyn Kephart-Strong
    President

Fee Cap/Fee Waiver Agreement

SCHEDULE A - FUNDS

Each Registrant is a Minnesota corporation except RiverSource Government Money Market Fund, Inc., Seligman Capital Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., and Seligman Value Fund Series, Inc., which are Maryland corporations, and RiverSource California Tax-Exempt Trust, RiverSource Special Tax-Exempt Series Trust, RiverSource Series Trust, and Seligman Municipal Series Trust, which are Massachusetts business trusts:

RIVERSOURCE BOND SERIES, INC.
   RiverSource Floating Rate Fund
   RiverSource Income Opportunities Fund
   RiverSource Inflation Protected Securities Fund
   RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
   RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
   RiverSource Disciplined Small and Mid Cap Equity Fund
   RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
   RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
   RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.
   RiverSource Absolute Return Currency and Income Fund
   RiverSource Emerging Markets Bond Fund
   RiverSource Global Bond Fund
   Threadneedle Emerging Markets Fund
   Threadneedle Global Equity Fund
   Threadneedle Global Equity Income Fund
   Threadneedle Global Extended Alpha Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
   RiverSource Short Duration U.S. Government Fund
   RiverSource U.S. Government Mortgage Fund
RIVERSOURCE GOVERNMENT MONEY MARKET FUND, INC.
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
   RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
   RiverSource Income Builder Basic Income Fund
   RiverSource Income Builder Enhanced Income Fund
   RiverSource Income Builder Moderate Income Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
   RiverSource Partners International Select Growth Fund
   RiverSource Partners International Select Value Fund
   RiverSource Partners International Small Cap Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
   RiverSource Disciplined International Equity Fund
   Threadneedle Asia Pacific Fund
   Threadneedle European Equity Fund
   Threadneedle International Opportunity Fund
RIVERSOURCE INVESTMENT SERIES, INC.
   RiverSource Balanced Fund
   RiverSource Disciplined Large Cap Growth Fund
   RiverSource Disciplined Large Cap Value Fund
   RiverSource Diversified Equity Income Fund
   RiverSource Mid Cap Value Fund

Fee Cap/Fee Waiver Agreement

RIVERSOURCE LARGE CAP SERIES, INC.
   RiverSource Disciplined Equity Fund
RIVERSOURCE MANAGERS SERIES, INC.
   RiverSource Partners Aggressive Growth Fund
   RiverSource Partners Fundamental Value Fund
   RiverSource Partners Select Value Fund
   RiverSource Partners Small Cap Equity Fund
   RiverSource Partners Small Cap Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
   RiverSource Portfolio Builder Aggressive Fund
   RiverSource Portfolio Builder Conservative Fund
   RiverSource Portfolio Builder Moderate Aggressive Fund
   RiverSource Portfolio Builder Moderate Conservative Fund
   RiverSource Portfolio Builder Moderate Fund
   RiverSource Portfolio Builder Total Equity Fund
   RiverSource S&P 500 Index Fund
   RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
   RiverSource Cash Management Fund
RIVERSOURCE SECTOR SERIES, INC.
   RiverSource Dividend Opportunity Fund
   RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
   RiverSource Precious Metals and Mining Fund
RIVERSOURCE SERIES TRUST
   RiverSource 120/20 Contrarian Equity Fund
   RiverSource Recovery and Infrastructure Fund=
   RiverSource Retirement Plus 2010 Fund
   RiverSource Retirement Plus 2015 Fund
   RiverSource Retirement Plus 2020 Fund
   RiverSource Retirement Plus 2025 Fund
   RiverSource Retirement Plus 2030 Fund
   RiverSource Retirement Plus 2035 Fund
   RiverSource Retirement Plus 2040 Fund
   RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
   RiverSource Minnesota Tax-Exempt Fund
   RiverSource New York Tax-Exempt Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
   RiverSource Strategic Allocation Fund
   RiverSource Strategic Income Allocation Fund
RIVERSOURCE STRATEGY SERIES, INC.
   RiverSource Equity Value Fund
   RiverSource Partners Small Cap Growth Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
   RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
   RiverSource Intermediate Tax-Exempt Fund
   RiverSource Tax-Exempt Bond Fund
RIVERSOURCE VARIABLE SERIES TRUST
   Discipline Asset Allocation Portfolios - Aggressive
   Discipline Asset Allocation Portfolios - Conservative
   Discipline Asset Allocation Portfolios - Moderate
   Discipline Asset Allocation Portfolios - Moderately Aggressive
   Discipline Asset Allocation Portfolios - Moderately Conservative RiverSource Partners Variable Portfolio - Fundamental Value Fund RiverSource Partners Variable Portfolio - Select Value Fund
   RiverSource Partners Variable Portfolio - Small Cap Value Fund
   RiverSource Variable Portfolio - Balanced Fund
   RiverSource Variable Portfolio - Cash Management Fund
   RiverSource Variable Portfolio - Core Equity Fund
   RiverSource Variable Portfolio - Diversified Bond Fund
   RiverSource Variable Portfolio - Diversified Equity Income Fund
   RiverSource Variable Portfolio - Dynamic Equity Fund
   RiverSource Variable Portfolio - Global Bond Fund
   RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - High Yield Bond Fund
   RiverSource Variable Portfolio - Income Opportunities Fund
   RiverSource Variable Portfolio - Mid Cap Growth Fund
   RiverSource Variable Portfolio - Mid Cap Value Fund
   RiverSource Variable Portfolio - S&P 500 Index Fund
   RiverSource Variable Portfolio - Short Duration U.S. Government Fund Seligman Variable Portfolio - Growth Fund
   Seligman Variable Portfolio - Larger-Cap Value Fund
   Seligman Variable Portfolio - Smaller-Cap Value Fund
   Threadneedle Variable Portfolio - Emerging Markets Fund
   Threadneedle Variable Portfolio - International Opportunity Fund

SELIGMAN CAPITAL FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
   Seligman Global Smaller Companies Fund
   Seligman Global Technology Fund
SELIGMAN GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
   Seligman LaSalle Global Real Estate Fund
   (to be known RiverSource LaSalle Global Real Estate Fund)
   Seligman LaSalle Monthly Dividend Real Estate Fund
   (to be known RiverSource LaSalle Monthly Dividend Real
   Estate Fund)
SELIGMAN MUNICIPAL FUND SERIES, INC.
   Seligman National Municipal Class
   Seligman Minnesota Municipal Class
   Seligman New York Municipal Class
SELIGMAN MUNICIPAL SERIES TRUST
   Seligman California Municipal High Yield Series
   Seligman Oregon Municipal Class
   Seligman California Municipal Quality Series
SELIGMAN PORTFOLIOS, INC.
   Seligman Capital Portfolio
   Seligman Cash Management Portfolio
   Seligman Common Stock Portfolio
   Seligman Communications and Information Portfolio
   Seligman Global Technology Portfolio
   Seligman International Growth Portfolio
   Seligman Investment Grade Fixed Income Portfolio
   Seligman Large-Cap Value Portfolio
   Seligman Smaller-Cap Value Portfolio
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
   Seligman TargETFund 2045
   Seligman TargETFund 2035
   Seligman TargETFund 2025
   Seligman TargETFund 2015
   Seligman TargETFund Core
SELIGMAN VALUE FUND SERIES, INC.
   Seligman Large-Cap Value Fund
   Seligman Smaller-Cap Value Fund

Fee Cap/Fee Waiver Agreement

SCHEDULE B - FEE CAPS/FEE WAIVERS

Schedule B is separately maintained and updated from time to time to reflect current fee cap/fee waiver commitments, as they have been approved by the Funds' Board of Directors/Trustees. Current fee cap/fee waiver commitments are reflected in Fund registration statements as applicable.